HarborView Mortgage Pass-Through Certificates
Series 2005-11

Preliminary Marketing Materials

$695,320,104 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: August 16, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-11

Mortgage Pass-Through Certificates, Series 2005-11

$203,167,000 (Approximate, Subject to +/- 10% Variance) Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A1A 1-A1B 2-A1A 2-A1B 2-A1C X(4)	$162,532,000 $40,632,000 $250,654,000 $104,439,000 $62,663,000 Notional	3.84 / 4.18 3.84 / 4.18	1-122 / 1-480 1-122 / 1-480	Floater (3) Floater (3)Floater (3) Floater (3) Floater (3) Variable	Super Senior Floater Senior Mezz Floater Super Senior Floater Senior Mezz Floater Senior Mezz Floater Senior IO	AAA/Aaa AAA/Aaa AAA/Aaa AAA/Aaa AAA/Aaa AAA/Aaa
PO(5)	$100	Not Marketed Hereby		N/A	Senior PO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1 B-2 B-3	$23,641,000 $15,992,000 $12,863,000			Floater (6) Floater (6) Floater (6)	Subordinate Floater Subordinate Floater Subordinate Floater	AA+/Aa2 AA-/A2 BBB+/Baa2
B-4	$11,472,000				Subordinate Floater	BB/NR
B-5	$6,257,000	Privately Offered Certificates			Subordinate Floater	B/NR
B-6	$4,174,904				Subordinate Floater	NR/NR
Total	$695,320,104

(1)

Distributions on the Class 1-A1A and Class 1-A1B Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A, Class 2-A1B and the 2-A1C Class Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”). Distributions on the Class PO, Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans and the Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii)[11.00]%

(4)

 The Class X Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the sum of (A) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period, and (b) 12, divided by the aggregate principal balance of the Mortgage Loans and (B) the product of (a) the surety fee due to the Insurer for that Distribution Date and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.

(5)

 The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO Certificates will not receive interest distributions.

(6)

For each Distribution Date, the Certificate Interest Rate for the Subordinate Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac's Investment Requirements, July 2005 Version. The transaction is anticipated to be structured as a QSPE.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

 [ ]

Insurer:

XL Capital Assurance Inc.

Master Servicer:

Wells Fargo Bank, N.A.

Servicer:

GMAC Mortgage Corporation.

Trustee:

Deutsche Bank National Trust Company.

Custodian:

 Deutsche Bank National Trust Company.

Rating Agencies:

 S&P and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings listed on page 2 of this Preliminary Term Sheet.

Cut-off Date:

 August 1, 2005.

Expected Pricing Date:

August [15], 2005.

Closing Date:

On or about August 31, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates, (collectively, the “Class A Certificates”), the Class PO, Class X and Class A-R Certificates. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” The Class 1-A1A and Class 1-A1B Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates, Class B-1 and Class B-2 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $695,320,105 (the “Mortgage Loans”).  The Mortgage Loans will be divided into two groups, the “Group 1 Mortgage Loans” and the “Group 2 Mortgage Loans.” The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans, with original terms to maturity of 30 or 40 years, other than with respect to one loan with a maturity of 25 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $227,507,742.

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $467,812,363.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, approximately [10.70]% total initial subordination; and

With respect to the Class 1-A1A Certificates, additional credit enhancement will be provided by the Class 1-A1B Certificates.

With respect to the Class 2-A1A Certificates, additional credit enhancement will be provided by the Class 2-A1B and Class 2-A1C Certificates.

With respect to the Class 2-A1B Certificates, additional credit enhancement will be provided by the Class 2-A1C Certificates.

The Class 1-A1B and Class 2-A1C Certificates will be covered by a monoline insurance policy (“The Policy”).

The Policy:

The Policy issued by the Insurer will guarantee the timely payment of interest and ultimate payment of principal on the Class 1-A1B and Class 2-A1C Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in September 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

September 2005 – August 2015

0% Pro Rata Share

September 2015 – August 2016

30% Pro Rata Share

September 2016 – August 2017

40% Pro Rata Share

September 2017 – August 2018

60% Pro Rata Share

September 2018 – August 2019

80% Pro Rata Share

September 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in September 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage related to any loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the Senior Certificates related to each loan group will receive all unscheduled principal payments for the related Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A1A and Class 1A1B Certificates and the group 1 component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A1B Certificates until the related class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and the group 2 component of the Class PO Certificates, on a pro- rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1A Certificates’ pro-rata allocation of realized losses will be allocated to the Class 2-A1B and Class 2-A1C Certificates, pro-rata, until the related class principal balance has been reduced to zero, further provided however, that the Class 2-A1B Certificates’ allocation of realized losses will first be allocated to the Class 2-A1C Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the product of (i) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the rate at which the surety fee payable to the Insurer is calculated) in each case adjusted for the related accrual period.

The Net WAC Cap for the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the product of (i) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans (and in the case of the Class 2-A1C Certificate only, reduced by the rate at which the surety fee payable to the Insurer is calculated) in each case adjusted for the related accrual period.

The Net WAC Cap for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap (computed without regard to the adjustments applicable to the Class 1-A1B and Class 2-A1C Certificates) weighted on the basis of the Group Subordinate Amounts for each loan group.

The “Group Subordinate Amount” for each respective loan group and any Distribution Date, is the excess, if any, of (i) the sum of the aggregate principal balance of the Mortgage Loans in such loan group as of the first day of the related collection period over the aggregate of the principal balances of the Senior Certificates related to such loan group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap, computed for this purpose only, by assuming each mortgage loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

The Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally in the case of the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the related Net Deferred Interest for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance as of related Mortgage Loans as of the first day of the related collection period, adjusted for the related Interest Accrual Period.

The Adjusted Cap Rate for the Subordinate Certificates and for any Distribution Date shall equal the Subordinate Net WAC Cap for the Distribution Date, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to (i) the product of (a) the related Net Deferred Interest for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance as of the first day of the related collection period, adjusted for the related Interest Accrual Period.

The Adjusted Cap Rate for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance as of the first day of the related collection period, and (ii) computing the amount of interest accrued on the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for any Distribution Date and each loan group is the excess, if any, of Deferred Interest for the related due period and such loan group over voluntary principal prepayments for the related prepayment period and such loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into four “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of (i) the Class 1-A1A Certificates, (ii) the Class 1A1B Certificates, (iii) the Class 2-A1A and Class 2-A1B Certificates, and (iv) the Class 2-A1C Certificates, respectively. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the related schedule below and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%. The Yield Maintenance Agreements will terminate after the Distribution Date in February 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on (i) the Class 1-A1A Certificates, (ii) the Class 1-A1B Certificates,  (iii) the Class 2-A1A and Class 2-A1B Certificates, and (iv) the Class 2-A1C Certificates, respectively, provided that payments will be allocated pro rata based on class principal balance, as applicable.

The Class 1-A1A Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	71,212,319.13	9.605540	87	30,858,266.40	9.609140
2	159,449,485.02	9.927630	45	69,503,687.29	9.925800	88	30,262,680.10	9.929550
3	157,089,949.11	9.607720	46	68,181,754.24	9.605680	89	29,678,339.49	9.609340
4	154,764,577.10	9.928330	47	66,884,593.67	9.925940	90	29,105,034.63	9.609440
5	152,472,832.29	9.608400	48	65,611,744.95	9.605820	91	28,542,559.49	10.639140
6	150,214,186.94	9.608740	49	64,362,756.02	9.605890	92	27,990,711.85	9.609650
7	147,988,122.13	10.638630	50	63,137,183.15	9.926160	93	27,449,293.23	9.930090
8	145,794,127.57	9.609430	51	61,934,590.84	9.606040	94	26,918,108.86	9.609870
9	143,631,701.48	9.930100	52	60,754,551.68	9.926310	95	26,396,967.57	9.930310
10	141,500,350.44	9.610120	53	59,596,646.14	9.606180	96	25,885,681.73	9.610090
11	139,393,168.95	9.930810	54	58,460,462.47	9.606260	97	25,384,067.22	9.610200
12	137,294,729.71	9.610800	55	57,345,596.55	10.635580	98	24,891,943.30	9.930650
13	135,218,415.10	9.611150	56	56,251,651.76	9.606410	99	24,409,132.63	9.610420
14	133,157,243.43	9.931680	57	55,178,238.80	9.926700	100	23,935,461.13	9.930890
15	131,069,038.47	9.610740	58	54,124,975.58	9.606560	101	23,470,757.95	9.610650
16	129,012,010.47	9.930510	59	53,091,487.13	9.926860	102	23,014,855.44	9.610770
17	126,976,041.56	9.609550	60	52,077,405.36	9.606720	103	22,567,589.05	10.640620
18	124,967,667.81	9.608910	61	51,082,369.07	9.606800	104	22,128,797.27	9.611010
19	122,948,544.52	10.637640	62	50,106,023.69	9.927110	105	21,698,321.61	9.931500
20	120,957,247.29	9.607440	63	49,148,021.27	9.606960	106	21,276,006.52	9.611250
21	118,988,775.37	9.926930	64	48,208,020.26	9.927270	107	20,861,699.33	9.931750
22	116,980,442.12	9.606000	65	47,285,685.48	9.607120	108	20,455,250.22	9.611490
23	115,001,393.82	9.925480	66	46,380,687.94	9.607200	109	20,056,512.14	9.611620
24	112,782,379.20	9.604960	67	45,492,704.75	10.636640	110	19,665,340.78	9.932130
25	110,594,734.64	9.604630	68	44,621,418.99	9.607370	111	19,281,594.51	9.611870
26	108,217,666.97	9.924650	69	43,766,519.65	9.927710	112	18,905,134.32	9.932400
27	105,843,671.43	9.604470	70	42,927,701.45	9.607540	113	18,535,823.82	9.612130
28	103,482,038.86	9.924680	71	42,104,664.78	9.927890	114	18,173,529.11	9.612260
29	101,164,826.43	9.604590	72	41,297,115.59	9.607720	115	17,818,118.80	10.642290
30	98,891,211.60	9.604650	73	40,504,765.26	9.607810	116	17,469,463.94	9.612530
31	96,660,387.07	10.267100	74	39,727,330.55	9.928160	117	17,127,437.99	9.933080
32	94,471,560.49	9.604770	75	38,964,533.46	9.607990	118	16,791,916.73	9.612800
33	92,323,954.21	9.924990	76	38,216,101.12	9.928350	119	16,462,778.28	9.933370
34	90,216,804.96	9.604890	77	37,481,765.75	9.608170	120	16,139,903.02	9.613070
35	88,149,363.63	9.925120	78	36,761,264.53	9.608260	121	15,823,173.54	9.613210
36	86,120,895.01	9.605020	79	36,054,339.50	10.271000	122	15,512,474.63	9.933800
37	84,130,677.49	9.605080	80	35,360,737.50	9.608450	123	15,207,693.21	9.613500
38	82,178,002.85	9.925320	81	34,680,210.04	9.928830	124	14,908,718.31	9.934100
39	80,262,176.00	9.605210	82	34,012,513.28	9.608640	125	14,615,441.03	9.613790
40	78,382,514.72	9.925450	83	33,357,407.85	9.929030	126	14,327,754.48	9.613940
41	76,538,349.47	9.605340	84	32,714,658.87	9.608840
42	74,729,023.10	9.605410	85	32,084,035.78	9.608930
43	72,953,890.65	10.634630	86	31,465,312.31	9.929340

The Class 1-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	17,802,641.64	9.535540	87	7,714,376.74	9.539140
2	39,861,390.22	9.857630	45	17,375,494.19	9.855800	88	7,565,483.83	9.859550
3	39,271,520.76	9.537720	46	17,045,019.06	9.535680	89	7,419,402.27	9.539340
4	38,690,192.06	9.858330	47	16,720,736.90	9.855940	90	7,276,079.59	9.539440
5	38,117,269.96	9.538400	48	16,402,532.55	9.535820	91	7,135,464.26	10.569140
6	37,552,622.52	9.538740	49	16,090,293.00	9.535890	92	6,997,505.75	9.539650
7	36,996,120.02	10.568630	50	15,783,907.33	9.856160	93	6,862,154.42	9.860090
8	36,447,634.87	9.539430	51	15,483,266.65	9.536040	94	6,729,361.60	9.539870
9	35,907,041.66	9.860100	52	15,188,264.12	9.856310	95	6,599,079.48	9.860310
10	35,374,217.01	9.540120	53	14,898,794.86	9.536180	96	6,471,261.17	9.540090
11	34,847,434.60	9.860810	54	14,614,755.93	9.536260	97	6,345,860.63	9.540200
12	34,322,837.70	9.540800	55	14,336,046.31	10.565580	98	6,222,832.67	9.860650
13	33,803,771.82	9.541150	56	14,062,566.84	9.536410	99	6,102,132.98	9.540420
14	33,288,491.59	9.861680	57	13,794,220.21	9.856700	100	5,983,718.02	9.860890
15	32,766,453.20	9.540740	58	13,530,910.88	9.536560	101	5,867,545.08	9.540650
16	32,252,208.85	9.860510	59	13,272,545.13	9.856860	102	5,753,572.26	9.540770
17	31,743,229.15	9.539550	60	13,019,030.93	9.536720	103	5,641,758.41	10.570620
18	31,241,148.07	9.538910	61	12,770,277.98	9.536800	104	5,532,063.17	9.541010
19	30,736,379.67	10.567640	62	12,526,197.64	9.857110	105	5,424,446.90	9.861500
20	30,238,567.62	9.537440	63	12,286,702.93	9.536960	106	5,318,870.73	9.541250
21	29,746,461.75	9.856930	64	12,051,708.46	9.857270	107	5,215,296.48	9.861750
22	29,244,390.79	9.536000	65	11,821,130.44	9.537120	108	5,113,686.70	9.541490
23	28,749,640.89	9.855480	66	11,594,886.62	9.537200	109	5,014,004.63	9.541620
24	28,194,900.89	9.534960	67	11,372,896.29	10.566640	110	4,916,214.20	9.862130
25	27,648,003.21	9.534630	68	11,155,080.21	9.537370	111	4,820,279.99	9.541870
26	27,053,750.92	9.854650	69	10,941,360.63	9.857710	112	4,726,167.26	9.862400
27	26,460,266.64	9.534470	70	10,731,661.24	9.537540	113	4,633,841.91	9.542130
28	25,869,873.03	9.854680	71	10,525,907.14	9.857890	114	4,543,270.46	9.542260
29	25,290,584.18	9.534590	72	10,324,024.81	9.537720	115	4,454,420.07	10.572290
30	24,722,194.46	9.534650	73	10,125,942.10	9.537810	116	4,367,258.50	9.542530
31	24,164,502.05	10.197100	74	9,931,588.21	9.858160	117	4,281,754.12	9.863080
32	23,617,308.87	9.534770	75	9,740,893.63	9.537990	118	4,197,875.87	9.542800
33	23,080,420.52	9.854990	76	9,553,790.15	9.858350	119	4,115,593.28	9.863370
34	22,553,646.17	9.534890	77	9,370,210.83	9.538170	120	4,034,876.45	9.543070
35	22,036,798.56	9.855120	78	9,190,089.95	9.538260	121	3,955,696.03	9.543210
36	21,529,693.88	9.535020	79	9,013,363.05	10.201000	122	3,878,023.22	9.863800
37	21,032,151.75	9.535080	80	8,839,966.81	9.538450	123	3,801,829.74	9.543500
38	20,543,995.10	9.855320	81	8,669,839.14	9.858830	124	3,727,087.85	9.864100
39	20,065,050.18	9.535210	82	8,502,919.05	9.538640	125	3,653,770.33	9.543790
40	19,595,146.42	9.855450	83	8,339,146.73	9.859030	126	3,581,850.47	9.543940
41	19,134,116.46	9.535340	84	8,178,463.44	9.538840
42	18,681,795.99	9.535410	85	8,020,811.54	9.538930
43	18,238,023.80	10.564630	86	7,866,134.48	9.859340

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

*Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any reduction in respect of Net Deferred Interest amount allocated to the Class X Certificates);

2)

**

a)

from the Group 1 Mortgage Loans first to the Class A-R Certificates, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third, to the group 1 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class PO Certificates, until the principal balance of the related principal only component of the Class PO Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

To the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates on a pro rata basis to pay any related Carryover Shortfall Amount (after the application of amounts received from the related Yield Maintenance Agreement), from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any reduction in respect of Net Deferred Interest amount allocated to the Class X Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

To the Subordinate Certificates sequentially, any related Carryover Shortfall Amount.

13)

Class A-R Certificate, any remaining amount.

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("RBS GC") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class 1-A1A To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.52	5.18	3.84	2.38	1.63
MDUR (yr)	5.96	4.34	3.34	2.17	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	221	160	122	79	56

Class 1-A1A Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.93	5.58	4.18	2.61	1.78
MDUR (yr)	6.13	4.55	3.54	2.32	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Class 1-A1B To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.52	5.18	3.84	2.38	1.63
MDUR (yr)	5.96	4.34	3.34	2.17	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	221	160	122	79	56

Class 1-A1B Maturity

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.93	5.58	4.18	2.61	1.78
MDUR (yr)	6.13	4.55	3.54	2.32	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B and Class 2-A1C Certificates will be equal to 11.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and one-month LIBOR increases instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$695,320,105	$62,930	$3,000,000
Average Scheduled Principal Balance	$398,464
Number of Mortgage Loans	1,745
Weighted Average Gross Coupon	5.622%	0.990%	7.187%
Weighted Average FICO Score	717	593	818
Weighted Average Original LTV	72.69%	16.77%	95.00%
Weighted Average Original Term	371 months	300 months	480 months
Weighted Average Stated Remaining Term	369 months	299 months	479 months
Weighted Average Seasoning	2 months	0 months	7 months
Weighted Average Gross Margin	2.946%	1.675%	4.450%
Weighted Average Minimum Interest Rate	3.194%	1.675%	5.604%
Weighted Average Maximum Interest Rate	10.346%	7.200%	19.900%
Weighted Average Months to Roll	1 months	1 months	2 months
Weighted Average Neg Am Limit	112%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Jul 1 2030	Jul 1 2045
Maximum Zip Code Concentration	1.03%	90272
ARM	100.00%	Cash Out Refinance	53.25%
		Purchase	33.39%
Negam MTA	100.00%	Rate/Term Refinance	13.36%
Not Interest Only	100.00%	Single Family	55.59%
		PUD	22.27%
Prepay Penalty: 36 months	44.87%	Single Family Detached	10.47%
Prepay Penalty: 12 months	36.98%	Condominium	5.69%
Prepay Penalty: 0 months	14.78%	2 Units	3.16%
Prepay Penalty: 6 months	1.87%	Condo Low-Rise	1.48%
Prepay Penalty: 24 months	1.39%	3 Units	0.45%
Prepay Penalty: 18 months	0.13%	4 Units	0.37%
		Condo High-Rise	0.24%
First Lien	100.00%	Single Family Attached	0.23%
		Condo Mid-Rise	0.04%
Stated Documentation	35.66%
NIV	23.38%	Primary	84.85%
SIVA	15.26%	Investor	11.66%
Full Documentation	13.25%	Second Home	3.49%
No Income / No Asset	6.05%
No Documentation	2.87%	Top 5 States:
Reduced Documentation	1.85%	California	83.21%
No Ratio	0.49%	Arizona	3.90%
Alternative Documentation	0.46%	Florida	2.07%
VOE	0.42%	Nevada	2.06%
Streamline Documentation	0.32%	Washington	1.62%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	12	1,019,647.47	0.15%	5.523	358	69.87	746
100,000.01 - 150,000.00	92	11,951,808.63	1.72%	5.765	364	70.43	721
150,000.01 - 200,000.00	165	29,342,938.52	4.22%	5.720	363	69.60	719
200,000.01 - 250,000.00	197	44,651,302.34	6.42%	5.760	367	71.97	716
250,000.01 - 300,000.00	230	63,554,967.68	9.14%	5.732	367	72.34	716
300,000.01 - 350,000.00	205	67,224,968.12	9.67%	5.731	367	73.65	716
350,000.01 - 400,000.00	221	83,462,422.27	12.00%	5.700	366	75.27	710
400,000.01 - 450,000.00	144	61,359,858.21	8.82%	5.726	369	75.02	707
450,000.01 - 500,000.00	111	53,013,704.74	7.62%	5.617	369	74.90	719
500,000.01 - 550,000.00	85	44,738,923.04	6.43%	5.671	372	76.25	714
550,000.01 - 600,000.00	75	43,326,525.34	6.23%	5.580	371	74.77	717
600,000.01 - 650,000.00	79	49,991,310.80	7.19%	5.611	366	75.33	711
650,000.01 - 700,000.00	16	10,912,918.18	1.57%	5.622	381	70.46	707
700,000.01 - 750,000.00	13	9,486,206.32	1.36%	5.535	358	70.73	710
750,000.01 - 800,000.00	13	10,066,179.18	1.45%	5.626	385	73.82	724
800,000.01 - 850,000.00	14	11,594,880.00	1.67%	5.648	375	71.40	707
850,000.01 - 900,000.00	9	7,974,722.40	1.15%	5.639	384	70.77	734
900,000.01 - 950,000.00	7	6,443,503.85	0.93%	5.592	358	63.80	707
950,000.01 - 1,000,000.00	10	9,840,478.13	1.42%	5.542	376	70.76	726
1,000,000.01+	47	75,362,839.41	10.84%	5.139	375	64.61	737
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	1	1,238,000.00	0.18%	0.990	360	67.10	694
1.000 - 1.499	3	2,412,500.00	0.35%	1.048	360	72.22	733
1.500 - 1.999	8	2,862,677.65	0.41%	1.784	358	74.80	701
2.000 - 2.499	11	3,180,330.08	0.46%	2.186	358	76.35	698
2.500 - 2.999	2	506,250.00	0.07%	2.750	359	81.45	668
4.000 - 4.499	1	378,000.00	0.05%	4.412	357	76.21	641
4.500 - 4.999	35	22,122,231.46	3.18%	4.854	358	57.77	737
5.000 - 5.499	329	171,231,448.75	24.63%	5.267	366	71.12	726
5.500 - 5.999	983	362,529,687.76	52.14%	5.740	366	73.41	713
6.000 - 6.499	334	114,741,699.14	16.50%	6.151	385	75.59	714
6.500 - 6.999	37	13,851,029.79	1.99%	6.651	372	71.84	712
7.000 - 7.499	1	266,250.00	0.04%	7.187	478	75.00	745
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	248,429.57	0.04%	5.137	358	39.21	593
600-624	9	3,171,554.28	0.46%	5.684	358	70.03	622
625-649	99	34,797,498.30	5.00%	5.523	359	74.84	639
650-674	246	95,599,285.30	13.75%	5.685	367	74.55	665
675-699	309	126,533,859.53	18.20%	5.641	368	74.14	688
700-724	337	139,243,436.79	20.03%	5.666	372	73.02	712
725-749	254	100,858,541.73	14.51%	5.622	369	73.47	737
750-774	259	102,799,867.80	14.78%	5.549	371	70.28	761
775-799	158	69,345,082.30	9.97%	5.575	373	70.16	784
800+	33	12,125,812.29	1.74%	5.367	361	65.11	806
None	40	10,596,736.74	1.52%	5.825	359	69.94	0
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Original LTV	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01- 49.99	87	29,813,700.40	4.29%	5.412	377	39.28	736
50.00- 54.99	40	24,050,167.94	3.46%	5.393	365	52.68	734
55.00- 59.99	61	21,205,071.38	3.05%	5.547	373	57.54	728
60.00- 64.99	90	36,093,310.45	5.19%	5.676	373	62.81	732
65.00- 69.99	144	65,561,327.92	9.43%	5.479	370	67.46	721
70.00- 74.99	271	113,831,931.96	16.37%	5.611	371	72.12	716
75.00- 79.99	439	180,384,535.10	25.94%	5.638	372	76.56	713
80.00	533	200,711,130.70	28.87%	5.688	365	80.00	713
80.01- 84.99	7	2,565,950.00	0.37%	5.930	358	83.14	723
85.00- 89.99	21	6,954,473.34	1.00%	5.781	358	88.11	693
90.00- 94.99	39	10,919,726.88	1.57%	5.894	358	90.28	687
95.00- 99.99	13	3,228,778.56	0.46%	5.792	358	95.00	739
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Original Term (months)	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
300	1	995,000.00	0.14%	5.687	299	77.13	760
360	1,605	630,356,898.15	90.66%	5.597	358	73.00	716
480	139	63,968,206.48	9.20%	5.863	478	69.55	726
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
241-300	1	995,000.00	0.14%	5.687	299	77.13	760
301-354	8	3,406,537.83	0.49%	5.573	354	72.46	722
355-357	259	104,964,631.54	15.10%	5.647	357	72.37	710
358-360	1,338	521,985,728.78	75.07%	5.587	358	73.13	717
361+	139	63,968,206.48	9.20%	5.863	478	69.55	726
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Debt Ratio	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01 -20.00	71	25,258,592.34	3.63%	5.481	369	68.04	718
20.01 -25.00	85	34,533,095.57	4.97%	5.641	362	69.21	730
25.01 -30.00	175	62,507,755.07	8.99%	5.577	367	71.22	720
30.01 -35.00	346	137,225,308.02	19.74%	5.627	368	71.57	715
35.01 -40.00	556	232,651,946.14	33.46%	5.650	375	73.78	716
40.01 -45.00	214	91,967,186.82	13.23%	5.649	370	73.85	722
45.01 -50.00	89	33,442,222.43	4.81%	5.623	358	76.51	706
50.01 -55.00	35	14,380,938.22	2.07%	4.936	359	75.11	712
55.01 -60.00	4	1,265,250.00	0.18%	5.898	358	76.48	728
60.01+	3	1,116,950.00	0.16%	5.947	357	64.93	716
None	167	60,970,860.02	8.77%	5.701	362	72.09	711
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
FRM/ARM	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
ARM	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,417	552,147,672.51	79.41%	5.597	365	72.17	716
Silent Second	328	143,172,432.12	20.59%	5.714	383	74.71	719
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
Prepayment Penalty Original Term	# of	Principal	Curr	Gross	Remaining	Combined	Average
(months)	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Prepay Penalty: 0 months	257	102,733,773.58	14.78%	5.475	370	73.54	721
Prepay Penalty: 6 months	23	12,971,746.45	1.87%	5.382	358	67.40	727
Prepay Penalty: 12 months	539	257,113,488.43	36.98%	5.453	366	72.43	720
Prepay Penalty: 18 months	1	880,000.00	0.13%	5.587	359	80.00	0
Prepay Penalty: 24 months	12	9,657,050.00	1.39%	5.478	376	70.68	724
Prepay Penalty: 36 months	913	311,964,046.17	44.87%	5.823	371	72.89	712
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Lien	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
First Lien	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Documentation Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Stated Documentation	610	247,936,041.35	35.66%	5.572	361	72.50	718
NIV	390	162,581,082.61	23.38%	5.719	394	72.00	714
SIVA	228	106,096,263.65	15.26%	5.650	359	73.90	721
Full Documentation	269	92,151,311.72	13.25%	5.470	367	74.64	719
No Income / No Asset	133	42,066,793.42	6.05%	5.660	364	67.33	721
No Documentation	45	19,944,490.39	2.87%	6.055	358	74.18	704
Reduced Documentation	36	12,834,045.49	1.85%	5.738	358	70.69	728
No Ratio	8	3,400,950.00	0.49%	3.911	359	75.93	661
Alternative Documentation	11	3,213,550.00	0.46%	5.720	358	78.67	672
VOE	7	2,900,076.00	0.42%	5.933	358	84.90	655
Streamline Documentation	8	2,195,500.00	0.32%	5.809	358	75.87	690
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	995	370,250,919.45	53.25%	5.675	367	70.22	713
Purchase	525	232,174,429.74	33.39%	5.536	370	77.06	723
Rate/Term Refinance	225	92,894,755.44	13.36%	5.623	372	71.62	717
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Property Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Single Family	960	386,522,688.03	55.59%	5.581	361	72.49	714
PUD	358	154,876,443.83	22.27%	5.553	367	72.52	726
Single Family Detached	181	72,830,331.17	10.47%	5.818	419	72.26	717
Condominium	129	39,592,217.98	5.69%	5.630	359	76.79	712
2 Units	60	21,950,954.41	3.16%	5.824	363	70.68	706
Condo Low-Rise	33	10,303,735.82	1.48%	6.041	395	72.88	723
3 Units	6	3,154,283.39	0.45%	6.224	420	71.28	715
4 Units	7	2,606,200.00	0.37%	6.259	358	72.56	721
Condo High-Rise	4	1,646,500.00	0.24%	5.663	358	75.60	735
Single Family Attached	6	1,570,500.00	0.23%	4.988	381	81.78	707
Condo Mid-Rise	1	266,250.00	0.04%	7.187	478	75.00	745
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Occupancy Status	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Primary	1,413	589,955,396.05	84.85%	5.595	368	72.65	714
Investor	273	81,077,444.44	11.66%	5.832	378	72.65	726
Second Home	59	24,287,264.14	3.49%	5.554	372	73.82	746
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	172,500.00	0.02%	5.687	358	75.00	719
Arizona	111	27,146,067.03	3.90%	5.668	362	75.68	721
California	1,298	578,592,623.26	83.21%	5.595	370	72.33	717
Colorado	18	4,733,325.64	0.68%	5.933	377	77.29	705
Connecticut	5	1,863,791.15	0.27%	5.820	359	72.58	699
Delaware	2	594,250.00	0.09%	5.581	359	75.71	764
District of Columbia	1	322,128.15	0.05%	6.237	356	87.22	704
Florida	59	14,384,449.13	2.07%	5.886	358	74.78	709
Hawaii	21	7,221,624.62	1.04%	5.796	358	68.32	706
Idaho	1	112,000.00	0.02%	6.087	359	74.67	0
Illinois	4	1,138,400.00	0.16%	6.016	358	84.69	663
Indiana	5	1,123,000.00	0.16%	5.919	359	76.02	702
Maryland	4	1,026,000.00	0.15%	5.678	359	70.30	692
Massachusetts	11	3,358,400.00	0.48%	5.748	358	74.79	684
Michigan	4	1,156,750.00	0.17%	5.919	358	67.64	715
Minnesota	1	398,700.00	0.06%	5.612	359	90.00	629
Missouri	1	260,000.00	0.04%	5.847	358	80.00	719
Montana	3	512,600.00	0.07%	5.877	358	68.24	750
Nebraska	1	182,000.00	0.03%	5.737	358	77.45	774
Nevada	52	14,330,639.39	2.06%	5.945	376	74.37	717
New Hampshire	1	280,000.00	0.04%	5.787	358	80.00	728
New Jersey	10	3,661,645.44	0.53%	5.343	358	78.78	708
New Mexico	2	467,200.00	0.07%	5.517	358	80.00	765
New York	4	904,000.00	0.13%	5.583	359	61.31	762
Ohio	2	446,681.88	0.06%	5.519	359	79.61	731
Oklahoma	1	105,000.00	0.02%	5.787	358	70.00	672
Oregon	24	6,316,660.46	0.91%	5.785	362	74.54	739
Pennsylvania	13	2,141,150.00	0.31%	5.828	358	81.34	718
Rhode Island	1	273,000.00	0.04%	6.137	358	79.13	645
South Carolina	3	1,588,215.41	0.23%	5.681	358	72.37	702
Texas	4	797,000.00	0.11%	5.588	359	85.64	713
Utah	7	1,491,300.00	0.21%	3.714	358	74.63	725
Virginia	26	6,925,539.51	1.00%	5.875	358	71.39	717
Washington	44	11,293,463.56	1.62%	5.701	367	72.55	736
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	5	2,785,481.40	0.40%	4.584	357	62.77	731
2.000 - 2.499	133	84,631,045.30	12.17%	4.977	369	65.38	735
2.500 - 2.999	729	300,624,397.39	43.24%	5.494	363	73.28	715
3.000 - 3.499	742	258,192,029.28	37.13%	5.900	374	74.15	713
3.500 - 3.999	129	46,853,067.87	6.74%	6.071	381	74.64	714
4.000 - 4.499	7	2,234,083.39	0.32%	6.882	425	72.27	721
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Minimum Interest Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.500 - 1.999	5	2,785,481.40	0.40%	4.584	357	62.77	731
2.000 - 2.499	97	42,458,115.30	6.11%	5.040	370	68.73	733
2.500 - 2.999	705	275,485,383.39	39.62%	5.506	362	73.57	714
3.000 - 3.499	742	257,457,029.28	37.03%	5.900	374	74.15	713
3.500 - 3.999	129	46,853,067.87	6.74%	6.071	381	74.64	714
4.000 - 4.499	7	2,234,083.39	0.32%	6.882	425	72.27	721
4.500 - 4.999	36	40,516,680.00	5.83%	4.918	364	62.60	735
5.000 - 5.499	23	26,472,764.00	3.81%	5.321	372	68.68	736
5.500 - 5.999	1	1,057,500.00	0.15%	5.837	358	75.00	659
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
7.000 - 7.499	4	1,538,950.00	0.22%	6.330	357	90.00	680
7.500 - 7.999	1	189,000.00	0.03%	5.462	357	90.00	693
8.500 - 8.999	69	28,108,642.14	4.04%	5.480	366	77.45	717
9.500 - 9.999	1,350	511,797,691.28	73.61%	5.612	360	72.97	715
10.000 -10.499	29	34,412,602.13	4.95%	5.249	363	65.10	739
10.500 -10.999	55	14,891,135.66	2.14%	5.273	358	80.41	699
11.000 -11.499	1	359,200.00	0.05%	2.750	359	80.00	636
12.000 -12.499	9	3,275,025.16	0.47%	6.168	356	77.93	721
12.500 -12.999	222	95,788,450.69	13.78%	5.888	422	71.45	720
14.500 -14.999	1	3,000,000.00	0.43%	5.262	357	54.55	758
19.500 -19.999	4	1,959,407.57	0.28%	6.025	357	69.33	723
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Neg Amort Limit	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
110.000	919	385,359,940.67	55.42%	5.653	378	70.56	719
115.000	826	309,960,163.96	44.58%	5.583	358	75.33	714
Total	1,745	695,320,104.63	100.00%	5.622	369	72.69	717

Group I Mortgage Loan Statistics
As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$227,507,742	$71,838	$500,000
Average Scheduled Principal Balance	$251,947
Number of Mortgage Loans	903
Weighted Average Gross Coupon	5.735%	1.500%	7.187%
Weighted Average FICO Score	716	620	818
Weighted Average Original LTV	72.29%	16.77%	95.00%
Weighted Average Original Term	369 months	360 months	480 months
Weighted Average Stated Remaining Term	367 months	354 months	478 months
Weighted Average Seasoning	2 months	1 months	6 months
Weighted Average Gross Margin	3.057%	1.900%	4.450%
Weighted Average Minimum Interest Rate	3.076%	1.900%	5.483%
Weighted Average Maximum Interest Rate	10.313%	7.950%	19.900%
Weighted Average Months to Roll	1 months	1 months	2 months
Weighted Average Neg Am Limit	112%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Feb 1 2035	Jun 1 2045
Maximum Zip Code Concentration	0.74%	95823
ARM	100.00%	Cash Out Refinance	61.65%
		Purchase	25.66%
Negam MTA	100.00%	Rate/Term Refinance	12.69%
Not Interest Only	100.00%	Single Family	50.06%
		PUD	20.32%
Prepay Penalty: 36 months	58.30%	Single Family Detached	9.47%
Prepay Penalty: 12 months	24.71%	Condominium	9.34%
Prepay Penalty: 0 months	15.50%	2 Units	5.35%
Prepay Penalty: 6 months	1.20%	Condo Low-Rise	2.75%
Prepay Penalty: 24 months	0.30%	4 Units	1.15%
		3 Units	0.63%
First Lien	100.00%	Single Family Attached	0.52%
		Condo High-Rise	0.29%
Stated Documentation	36.82%	Condo Mid-Rise	0.12%
NIV	21.64%
Full Documentation	17.62%	Primary	73.72%
SIVA	9.53%	Investor	22.01%
No Income / No Asset	8.20%	Second Home	4.27%
Reduced Documentation	2.50%
No Documentation	1.84%	Top 5 States:
Alternative Documentation	0.94%	California	68.67%
Streamline Documentation	0.37%	Arizona	7.47%
No Ratio	0.30%	Nevada	4.18%
VOE	0.23%	Florida	3.36%
		Washington	3.16%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	10	872,167.47	0.38%	5.486	358	67.42	743
100,000.01 - 150,000.00	85	11,092,488.63	4.88%	5.745	364	69.63	722
150,000.01 - 200,000.00	151	26,844,188.52	11.80%	5.709	364	69.33	720
200,000.01 - 250,000.00	181	41,073,526.03	18.05%	5.761	368	72.23	717
250,000.01 - 300,000.00	222	61,341,667.68	26.96%	5.723	368	72.40	716
300,000.01 - 350,000.00	198	64,894,547.38	28.52%	5.723	367	73.63	716
350,000.01 - 400,000.00	41	14,728,593.41	6.47%	5.691	367	73.97	714
400,000.01 - 450,000.00	9	3,795,029.21	1.67%	5.927	358	72.45	685
450,000.01 - 500,000.00	6	2,865,533.39	1.26%	6.123	377	71.36	704
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Current Gross Rate	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.500 - 1.999	4	847,229.00	0.37%	1.725	358	73.46	719
2.000 - 2.499	8	1,838,550.08	0.81%	2.125	358	74.98	735
2.500 - 2.999	2	506,250.00	0.22%	2.750	359	81.45	668
4.500 - 4.999	10	2,753,707.44	1.21%	4.855	358	52.90	743
5.000 - 5.499	130	34,151,105.67	15.01%	5.322	366	71.17	719
5.500 - 5.999	534	133,294,420.20	58.59%	5.749	363	72.53	713
6.000 - 6.499	191	46,611,565.35	20.49%	6.143	378	73.87	719
6.500 - 6.999	23	7,238,663.98	3.18%	6.674	378	68.92	727
7.000 - 7.499	1	266,250.00	0.12%	7.187	478	75.00	745
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
FICO	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
600-624	4	1,023,553.49	0.45%	5.525	358	65.25	622
625-649	53	13,776,085.53	6.06%	5.593	361	74.75	638
650-674	119	30,424,361.43	13.37%	5.760	361	72.69	664
675-699	155	38,786,008.42	17.05%	5.796	364	74.22	687
700-724	179	47,746,771.31	20.99%	5.726	368	73.02	712
725-749	140	33,874,948.54	14.89%	5.716	367	73.07	736
750-774	156	38,620,430.23	16.98%	5.819	373	70.42	761
775-799	78	18,721,988.86	8.23%	5.663	368	68.89	785
800+	19	4,533,593.91	1.99%	5.339	367	63.87	806
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,852,755.01	6.53%	5.586	374	39.31	736
50.00- 54.99	17	4,120,523.40	1.81%	5.553	358	52.64	730
55.00- 59.99	34	8,098,102.69	3.56%	5.648	370	57.44	727
60.00- 64.99	55	13,493,779.32	5.93%	5.883	365	62.60	726
65.00- 69.99	74	19,940,668.99	8.76%	5.778	364	67.41	712
70.00- 74.99	138	35,778,067.98	15.73%	5.769	368	72.22	716
75.00- 79.99	219	54,663,634.72	24.03%	5.761	370	76.78	711
80.00	262	67,474,769.92	29.66%	5.713	364	80.00	715
80.01- 84.99	4	977,200.00	0.43%	5.816	358	83.18	702
85.00- 89.99	10	2,386,634.69	1.05%	5.534	358	87.84	696
90.00- 94.99	18	4,568,500.00	2.01%	5.767	358	90.36	701
95.00- 99.99	5	1,153,105.00	0.51%	5.650	358	95.00	720
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Original Term (months)	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
360	840	211,002,722.44	92.75%	5.713	358	72.50	715
480	63	16,505,019.28	7.25%	6.010	478	69.60	733
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Stated Remaining Term (months)	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
301-354	4	1,137,521.66	0.50%	5.552	354	64.16	739
355-357	131	34,397,665.94	15.12%	5.761	357	72.73	712
358-360	705	175,467,534.84	77.13%	5.705	358	72.51	715
361+	63	16,505,019.28	7.25%	6.010	478	69.60	733
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	42	9,763,363.75	4.29%	5.677	368	67.01	719
20.01 -25.00	48	11,119,177.84	4.89%	5.857	370	68.27	724
25.01 -30.00	112	26,402,308.07	11.61%	5.722	366	70.56	720
30.01 -35.00	190	47,786,667.42	21.00%	5.674	366	72.15	717
35.01 -40.00	278	73,076,855.36	32.12%	5.774	370	73.28	712
40.01 -45.00	96	24,533,503.41	10.78%	5.629	368	74.30	722
45.01 -50.00	43	10,633,412.53	4.67%	5.742	358	75.96	703
50.01 -55.00	17	4,380,708.22	1.93%	5.813	358	74.07	725
55.01 -60.00	2	561,250.00	0.25%	5.929	358	72.06	699
None	75	19,250,495.12	8.46%	5.820	359	71.28	718
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
FRM/ARM	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
ARM	903	227,507,741.72	100.00%	5.735	367	72.29	716
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Product	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	903	227,507,741.72	100.00%	5.735	367	72.29	716
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Silent 2nd	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
No Silent Seconds	758	190,052,204.88	83.54%	5.728	363	71.91	717
Silent Second	145	37,455,536.84	16.46%	5.772	383	74.23	712
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	134	35,263,773.85	15.50%	5.566	369	72.35	720
Prepay Penalty: 6 months	11	2,722,906.61	1.20%	5.593	358	73.33	719
Prepay Penalty: 12 months	217	56,209,787.88	24.71%	5.547	366	74.41	717
Prepay Penalty: 24 months	2	672,000.00	0.30%	6.701	358	70.65	673
Prepay Penalty: 36 months	539	132,639,273.38	58.30%	5.858	367	71.37	715
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Lien	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
First Lien	903	227,507,741.72	100.00%	5.735	367	72.29	716
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Documentation Type	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Stated Documentation	334	83,775,794.24	36.82%	5.693	358	72.58	717
NIV	185	49,235,463.77	21.64%	5.853	386	70.73	716
Full Documentation	175	40,089,889.47	17.62%	5.648	371	75.11	717
SIVA	80	21,692,442.66	9.53%	5.713	360	72.96	713
No Income / No Asset	75	18,655,141.13	8.20%	5.755	359	69.33	721
Reduced Documentation	21	5,695,326.29	2.50%	5.792	358	64.40	725
No Documentation	14	4,185,184.16	1.84%	6.267	358	72.54	716
Alternative Documentation	9	2,130,300.00	0.94%	5.648	358	79.57	681
Streamline Documentation	5	831,500.00	0.37%	5.840	358	77.58	709
No Ratio	3	684,200.00	0.30%	4.037	359	72.26	670
VOE	2	532,500.00	0.23%	5.638	358	80.80	664
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Loan Purpose	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Cash Out Refinance	555	140,248,786.77	61.65%	5.766	365	69.78	714
Purchase	228	58,386,720.47	25.66%	5.702	371	78.39	729
Rate/Term Refinance	120	28,872,234.48	12.69%	5.652	369	72.16	704
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	454	113,897,331.01	50.06%	5.720	359	71.83	713
PUD	189	46,240,719.34	20.32%	5.632	365	72.57	720
Single Family Detached	88	21,546,866.43	9.47%	5.908	404	73.00	720
Condominium	85	21,246,664.99	9.34%	5.619	359	75.21	720
2 Units	44	12,175,426.58	5.35%	5.817	368	68.90	712
Condo Low-Rise	24	6,251,349.98	2.75%	6.116	396	72.61	725
4 Units	7	2,606,200.00	1.15%	6.259	358	72.56	721
3 Units	4	1,435,533.39	0.63%	6.438	397	64.88	709
Single Family Attached	5	1,173,400.00	0.52%	4.803	389	77.30	687
Condo High-Rise	2	668,000.00	0.29%	5.937	359	80.00	714
Condo Mid-Rise	1	266,250.00	0.12%	7.187	478	75.00	745
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Occupancy Status	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Primary	657	167,725,206.40	73.72%	5.706	364	71.97	712
Investor	208	50,073,424.43	22.01%	5.854	375	72.67	727
Second Home	38	9,709,110.89	4.27%	5.620	370	75.89	728
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	172,500.00	0.08%	5.687	358	75.00	719
Arizona	88	16,996,329.02	7.47%	5.673	364	75.76	723
California	570	156,223,110.18	68.67%	5.732	368	71.29	716
Colorado	14	2,619,760.95	1.15%	6.017	374	77.77	691
Connecticut	3	870,091.15	0.38%	5.714	358	66.50	704
Delaware	2	594,250.00	0.26%	5.581	359	75.71	764
Florida	38	7,652,962.88	3.36%	5.857	358	72.96	715
Hawaii	17	5,644,624.62	2.48%	5.792	358	70.14	701
Illinois	3	738,400.00	0.32%	5.950	359	83.46	661
Indiana	3	515,500.00	0.23%	5.883	358	77.59	733
Maryland	3	586,000.00	0.26%	5.671	359	63.01	715
Massachusetts	7	1,730,400.00	0.76%	5.715	358	74.30	695
Michigan	3	794,750.00	0.35%	5.843	358	65.48	685
Missouri	1	260,000.00	0.11%	5.847	358	80.00	719
Montana	2	335,600.00	0.15%	5.924	358	77.40	750
Nebraska	1	182,000.00	0.08%	5.737	358	77.45	774
Nevada	40	9,517,442.29	4.18%	5.969	377	74.38	714
New Hampshire	1	280,000.00	0.12%	5.787	358	80.00	728
New Jersey	4	1,144,145.44	0.50%	4.888	358	79.79	682
New Mexico	2	467,200.00	0.21%	5.517	358	80.00	765
New York	1	258,000.00	0.11%	5.737	359	75.88	762
Ohio	2	446,681.88	0.20%	5.519	359	79.61	731
Oklahoma	1	105,000.00	0.05%	5.787	358	70.00	672
Oregon	18	3,613,757.52	1.59%	5.939	365	75.64	728
Pennsylvania	10	1,623,200.00	0.71%	5.790	358	77.81	722
Rhode Island	1	273,000.00	0.12%	6.137	358	79.13	645
South Carolina	1	239,348.25	0.11%	5.837	357	80.00	716
Texas	4	797,000.00	0.35%	5.588	359	85.64	713
Utah	7	1,491,300.00	0.66%	3.714	358	74.63	725
Virginia	19	4,156,047.54	1.83%	5.833	358	70.77	717
Washington	36	7,179,340.00	3.16%	5.726	372	74.36	731
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Gross Margin	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.500 - 1.999	1	325,000.00	0.14%	4.637	359	73.86	689
2.000 - 2.499	39	10,552,359.31	4.64%	5.063	365	65.62	734
2.500 - 2.999	362	92,710,181.01	40.75%	5.560	361	71.24	711
3.000 - 3.499	421	103,035,881.60	45.29%	5.933	369	73.98	718
3.500 - 3.999	73	18,650,236.41	8.20%	5.775	377	71.97	721
4.000 - 4.499	7	2,234,083.39	0.98%	6.882	425	72.27	721
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	1	325,000.00	0.14%	4.637	359	73.86	689
2.000 - 2.499	36	9,861,859.31	4.33%	5.077	365	66.90	732
2.500 - 2.999	358	91,460,881.01	40.20%	5.560	361	71.38	711
3.000 - 3.499	422	103,358,381.60	45.43%	5.932	369	73.99	718
3.500 - 3.999	73	18,650,236.41	8.20%	5.775	377	71.97	721
4.000 - 4.499	7	2,234,083.39	0.98%	6.882	425	72.27	721
4.500 - 4.999	3	690,500.00	0.30%	4.858	358	47.28	768
5.000 - 5.499	3	926,800.00	0.41%	5.530	358	55.80	707
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Maximum Interest Rate	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
7.500 - 7.999	1	189,000.00	0.08%	5.462	357	90.00	693
8.500 - 8.999	24	6,942,305.99	3.05%	5.474	372	77.75	737
9.500 - 9.999	722	180,721,224.54	79.44%	5.700	359	72.23	714
10.000 -10.499	5	1,296,852.13	0.57%	5.268	358	51.97	718
10.500 -10.999	29	6,271,820.10	2.76%	5.709	358	78.98	700
11.000 -11.499	1	359,200.00	0.16%	2.750	359	80.00	636
12.000 -12.499	5	1,107,215.74	0.49%	6.237	357	78.98	713
12.500 -12.999	115	30,298,423.22	13.32%	6.045	414	70.54	727
19.500 -19.999	1	321,700.00	0.14%	6.062	357	64.99	687
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
		Principal	Curr	Gross	Remaining	Combined	Average
Neg Amort Limit	# of Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
110.000	477	120,233,109.45	52.85%	5.843	374	70.37	720
115.000	426	107,274,632.27	47.15%	5.613	359	74.45	712
Total	903	227,507,741.72	100.00%	5.735	367	72.29	716

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$467,812,363	$62,930	$3,000,000
Average Scheduled Principal Balance	$555,597
Number of Mortgage Loans	842
Weighted Average Gross Coupon	5.566%	0.990%	6.687%
Weighted Average FICO Score	717	593	818
Weighted Average Original LTV	72.88%	23.34%	95.00%
Weighted Average Original Term	372 months	300 months	480 months
Weighted Average Stated Remaining Term	370 months	299 months	479 months
Weighted Average Seasoning	2 months	0 months	7 months
Weighted Average Gross Margin	2.892%	1.675%	3.950%
Weighted Average Minimum Interest Rate	3.252%	1.675%	5.604%
Weighted Average Maximum Interest Rate	10.362%	7.200%	19.900%
Weighted Average Months to Roll	1 months	1 months	1 months
Weighted Average Neg Am Limit	112%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Jul 1 2030	Jul 1 2045
Maximum Zip Code Concentration	1.53%	90272
ARM	100.00%	Cash Out Refinance	49.17%
		Purchase	37.15%
Negam MTA	100.00%	Rate/Term Refinance	13.69%
Not Interest Only	100.00%	Single Family	58.28%
		PUD	23.22%
		Single Family
Prepay Penalty: 12 months	42.95%	Detached	10.96%
Prepay Penalty: 36 months	38.33%	Condominium	3.92%
Prepay Penalty: 0 months	14.42%	2 Units	2.09%
Prepay Penalty: 6 months	2.19%	Condo Low-Rise	0.87%
Prepay Penalty: 24 months	1.92%	3 Units	0.37%
Prepay Penalty: 18 months	0.19%	Condo High-Rise	0.21%
		Single Family
		Attached	0.08%
First Lien	100.00%
		Primary	90.26%
Stated Documentation	35.09%	Investor	6.63%
NIV	24.23%	Second Home	3.12%
SIVA	18.04%
Full Documentation	11.13%	Top 5 States:
No Income / No Asset	5.00%	California	90.29%
No Documentation	3.37%	Arizona	2.17%
Reduced Documentation	1.53%	Florida	1.44%
No Ratio	0.58%	Nevada	1.03%
VOE	0.51%	Washington	0.88%
Streamline Documentation	0.29%
Alternative Documentation	0.23%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	147,480.00	0.03%	5.740	358	84.33	774
100,000.01 - 150,000.00	7	859,320.00	0.18%	6.019	358	80.75	690
150,000.01 - 200,000.00	14	2,498,750.00	0.53%	5.841	358	72.50	702
200,000.01 - 250,000.00	16	3,577,776.31	0.76%	5.743	358	69.01	676
250,000.01 - 300,000.00	8	2,213,300.00	0.47%	5.986	358	70.82	673
300,000.01 - 350,000.00	7	2,330,420.74	0.50%	5.930	358	74.12	710
350,000.01 - 400,000.00	180	68,733,828.86	14.69%	5.701	366	75.55	709
400,000.01 - 450,000.00	135	57,564,829.00	12.31%	5.713	370	75.19	708
450,000.01 - 500,000.00	105	50,148,171.35	10.72%	5.588	368	75.10	720
500,000.01 - 550,000.00	85	44,738,923.04	9.56%	5.671	372	76.25	714
550,000.01 - 600,000.00	75	43,326,525.34	9.26%	5.580	371	74.77	717
600,000.01 - 650,000.00	79	49,991,310.80	10.69%	5.611	366	75.33	711
650,000.01 - 700,000.00	16	10,912,918.18	2.33%	5.622	381	70.46	707
700,000.01 - 750,000.00	13	9,486,206.32	2.03%	5.535	358	70.73	710
750,000.01 - 800,000.00	13	10,066,179.18	2.15%	5.626	385	73.82	724
800,000.01 - 850,000.00	14	11,594,880.00	2.48%	5.648	375	71.40	707
850,000.01 - 900,000.00	9	7,974,722.40	1.70%	5.639	384	70.77	734
900,000.01 - 950,000.00	7	6,443,503.85	1.38%	5.592	358	63.80	707
950,000.01 - 1,000,000.00	10	9,840,478.13	2.10%	5.542	376	70.76	726
1,000,000.01+	47	75,362,839.41	16.11%	5.139	375	64.61	737
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Current Gross Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.001 - 0.999	1	1,238,000.00	0.26%	0.990	360	67.10	694
1.000 - 1.499	3	2,412,500.00	0.52%	1.048	360	72.22	733
1.500 - 1.999	4	2,015,448.65	0.43%	1.808	358	75.37	693
2.000 - 2.499	3	1,341,780.00	0.29%	2.270	359	78.23	646
4.000 - 4.499	1	378,000.00	0.08%	4.412	357	76.21	641
4.500 - 4.999	25	19,368,524.02	4.14%	4.854	358	58.47	736
5.000 - 5.499	199	137,080,343.08	29.30%	5.253	366	71.10	727
5.500 - 5.999	449	229,235,267.56	49.00%	5.734	368	73.93	712
6.000 - 6.499	143	68,130,133.79	14.56%	6.157	390	76.77	711
6.500 - 6.999	14	6,612,365.81	1.41%	6.625	366	75.04	695
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	248,429.57	0.05%	5.137	358	39.21	593
600-624	5	2,148,000.79	0.46%	5.760	357	72.31	623
625-649	46	21,021,412.77	4.49%	5.478	358	74.90	639
650-674	127	65,174,923.87	13.93%	5.650	369	75.42	665
675-699	154	87,747,851.11	18.76%	5.573	370	74.10	688
700-724	158	91,496,665.48	19.56%	5.635	374	73.02	712
725-749	114	66,983,593.19	14.32%	5.575	370	73.67	737
750-774	103	64,179,437.57	13.72%	5.387	370	70.20	761
775-799	80	50,623,093.44	10.82%	5.543	374	70.62	784
800+	14	7,592,218.38	1.62%	5.384	358	65.85	806
None	40	10,596,736.74	2.27%	5.825	359	69.94	0
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Original LTV	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01- 49.99	20	14,960,945.39	3.20%	5.239	379	39.24	735
50.00- 54.99	23	19,929,644.54	4.26%	5.360	366	52.69	735
55.00- 59.99	27	13,106,968.69	2.80%	5.485	375	57.60	730
60.00- 64.99	35	22,599,531.13	4.83%	5.553	377	62.94	735
65.00- 69.99	70	45,620,658.93	9.75%	5.348	373	67.48	726
70.00- 74.99	133	78,053,863.98	16.68%	5.538	372	72.07	716
75.00- 79.99	220	125,720,900.38	26.87%	5.585	372	76.46	714
80.00	271	133,236,360.78	28.48%	5.676	365	80.00	711
80.01- 84.99	3	1,588,750.00	0.34%	6.000	358	83.11	735
85.00- 89.99	11	4,567,838.65	0.98%	5.910	358	88.26	691
90.00- 94.99	21	6,351,226.88	1.36%	5.986	358	90.22	676
95.00- 99.99	8	2,075,673.56	0.44%	5.871	358	95.00	750
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Original Term (months)	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
300	1	995,000.00	0.21%	5.687	299	77.13	760
360	765	419,354,175.71	89.64%	5.538	358	73.25	716
480	76	47,463,187.20	10.15%	5.812	478	69.53	724
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
241-300	1	995,000.00	0.21%	5.687	299	77.13	760
301-354	4	2,269,016.17	0.49%	5.584	354	76.62	714
355-357	128	70,566,965.60	15.08%	5.592	357	72.20	710
358-360	633	346,518,193.94	74.07%	5.527	358	73.44	717
361+	76	47,463,187.20	10.15%	5.812	478	69.53	724
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Debt Ratio	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01 -20.00	29	15,495,228.59	3.31%	5.357	370	68.69	718
20.01 -25.00	37	23,413,917.73	5.00%	5.539	358	69.65	734
25.01 -30.00	63	36,105,447.00	7.72%	5.471	368	71.70	720
30.01 -35.00	156	89,438,640.60	19.12%	5.601	370	71.26	713
35.01 -40.00	278	159,575,090.78	34.11%	5.593	377	74.01	718
40.01 -45.00	118	67,433,683.41	14.41%	5.656	371	73.69	722
45.01 -50.00	46	22,808,809.90	4.88%	5.567	358	76.77	707
50.01 -55.00	18	10,000,230.00	2.14%	4.552	359	75.57	706
55.01 -60.00	2	704,000.00	0.15%	5.873	357	80.00	759
60.01+	3	1,116,950.00	0.24%	5.947	357	64.93	716
None	92	41,720,364.90	8.92%	5.646	363	72.46	708
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
FRM/ARM	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
ARM	842	467,812,362.91	100.00%	5.566	370	72.88	717
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	842	467,812,362.91	100.00%	5.566	370	72.88	717
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	659	362,095,467.63	77.40%	5.529	367	72.30	716
Silent Second	183	105,716,895.28	22.60%	5.694	382	74.87	722
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
Prepayment Penalty Original Term	# of	Principal	Curr	Gross	Remaining	Combined	Average
(months)	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Prepay Penalty: 0 months	123	67,469,999.73	14.42%	5.427	371	74.17	721
Prepay Penalty: 6 months	12	10,248,839.84	2.19%	5.326	358	65.83	729
Prepay Penalty: 12 months	322	200,903,700.55	42.95%	5.426	366	71.87	720
Prepay Penalty: 18 months	1	880,000.00	0.19%	5.587	359	80.00	0
Prepay Penalty: 24 months	10	8,985,050.00	1.92%	5.386	377	70.68	728
Prepay Penalty: 36 months	374	179,324,772.79	38.33%	5.798	374	74.01	710
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Lien	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
First Lien	842	467,812,362.91	100.00%	5.566	370	72.88	717
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Documentation Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Stated Documentation	276	164,160,247.11	35.09%	5.510	362	72.45	718
NIV	205	113,345,618.84	24.23%	5.660	397	72.56	714
SIVA	148	84,403,820.99	18.04%	5.633	358	74.14	723
Full Documentation	94	52,061,422.25	11.13%	5.332	365	74.28	720
No Income / No Asset	58	23,411,652.29	5.00%	5.585	368	65.73	721
No Documentation	31	15,759,306.23	3.37%	5.999	358	74.61	701
Reduced Documentation	15	7,138,719.20	1.53%	5.695	358	75.72	730
No Ratio	5	2,716,750.00	0.58%	3.879	359	76.86	659
VOE	5	2,367,576.00	0.51%	6.000	358	85.82	653
Streamline Documentation	3	1,364,000.00	0.29%	5.790	358	74.82	679
Alternative Documentation	2	1,083,250.00	0.23%	5.862	359	76.90	653
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	440	230,002,132.68	49.17%	5.620	369	70.49	712
Purchase	297	173,787,709.27	37.15%	5.480	370	76.61	722
Rate/Term Refinance	105	64,022,520.96	13.69%	5.610	373	71.37	723
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Property Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Single Family	506	272,625,357.02	58.28%	5.522	361	72.76	714
PUD	169	108,635,724.49	23.22%	5.519	368	72.49	728
Single Family Detached	93	51,283,464.74	10.96%	5.780	425	71.95	715
Condominium	44	18,345,552.99	3.92%	5.642	358	78.63	703
2 Units	16	9,775,527.83	2.09%	5.834	358	72.89	698
Condo Low-Rise	9	4,052,385.84	0.87%	5.925	393	73.29	720
3 Units	2	1,718,750.00	0.37%	6.044	439	76.63	720
Condo High-Rise	2	978,500.00	0.21%	5.477	358	72.59	749
Single Family Attached	1	397,100.00	0.08%	5.537	358	95.00	767
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Occupancy Status	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Primary	756	422,230,189.65	90.26%	5.551	369	72.92	715
Investor	65	31,004,020.01	6.63%	5.797	382	72.63	723
Second Home	21	14,578,153.25	3.12%	5.509	374	72.44	758
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	23	10,149,738.01	2.17%	5.658	358	75.56	716
California	728	422,369,513.08	90.29%	5.544	371	72.71	717
Colorado	4	2,113,564.69	0.45%	5.828	381	76.70	722
Connecticut	2	993,700.00	0.21%	5.913	359	77.89	691
District of Columbia	1	322,128.15	0.07%	6.237	356	87.22	704
Florida	21	6,731,486.25	1.44%	5.920	358	76.84	699
Hawaii	4	1,577,000.00	0.34%	5.811	359	61.81	748
Idaho	1	112,000.00	0.02%	6.087	359	74.67	0
Illinois	1	400,000.00	0.09%	6.137	358	86.96	665
Indiana	2	607,500.00	0.13%	5.949	359	74.69	675
Maryland	1	440,000.00	0.09%	5.687	358	80.00	661
Massachusetts	4	1,628,000.00	0.35%	5.784	358	75.32	664
Michigan	1	362,000.00	0.08%	6.087	358	72.40	780
Minnesota	1	398,700.00	0.09%	5.612	359	90.00	629
Montana	1	177,000.00	0.04%	5.787	359	50.86	0
Nevada	12	4,813,197.10	1.03%	5.900	375	74.37	725
New Jersey	6	2,517,500.00	0.54%	5.550	358	78.32	720
New York	3	646,000.00	0.14%	5.521	359	55.49	0
Oregon	6	2,702,902.94	0.58%	5.579	358	73.05	757
Pennsylvania	3	517,950.00	0.11%	5.948	358	92.39	689
South Carolina	2	1,348,867.16	0.29%	5.654	358	71.01	699
Virginia	7	2,769,491.97	0.59%	5.939	358	72.32	717
Washington	8	4,114,123.56	0.88%	5.658	358	69.40	747
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Gross Margin	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.500 - 1.999	4	2,460,481.40	0.53%	4.577	357	61.30	737
2.000 - 2.499	94	74,078,685.99	15.84%	4.965	369	65.34	735
2.500 - 2.999	367	207,914,216.38	44.44%	5.465	364	74.20	717
3.000 - 3.499	321	155,156,147.68	33.17%	5.878	377	74.26	709
3.500 - 3.999	56	28,202,831.46	6.03%	6.267	384	76.41	709
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	4	2,460,481.40	0.53%	4.577	357	61.30	737
2.000 - 2.499	61	32,596,255.99	6.97%	5.028	371	69.29	734
2.500 - 2.999	347	184,024,502.38	39.34%	5.480	363	74.66	715
3.000 - 3.499	320	154,098,647.68	32.94%	5.878	377	74.25	709
3.500 - 3.999	56	28,202,831.46	6.03%	6.267	384	76.41	709
4.500 - 4.999	33	39,826,180.00	8.51%	4.919	364	62.87	734
5.000 - 5.499	20	25,545,964.00	5.46%	5.314	373	69.15	737
5.500 - 5.999	1	1,057,500.00	0.23%	5.837	358	75.00	659
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Maximum Interest Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
7.000 - 7.499	4	1,538,950.00	0.33%	6.330	357	90.00	680
8.500 - 8.999	45	21,166,336.15	4.52%	5.482	364	77.35	710
9.500 - 9.999	628	331,076,466.74	70.77%	5.564	361	73.37	715
10.000 -10.499	24	33,115,750.00	7.08%	5.248	363	65.61	740
10.500 -10.999	26	8,619,315.56	1.84%	4.956	358	81.46	698
12.000 -12.499	4	2,167,809.42	0.46%	6.133	356	77.39	725
12.500 -12.999	107	65,490,027.47	14.00%	5.815	426	71.87	716
14.500 -14.999	1	3,000,000.00	0.64%	5.262	357	54.55	758
19.500 -19.999	3	1,637,707.57	0.35%	6.018	358	70.19	730
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717
					Weighted
				Weighted	Average	Weighted
		Current	Pct by	Average	Stated	Average	Weighted
	# of	Principal	Curr	Gross	Remaining	Combined	Average
Neg Amort Limit	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
110.000	442	265,126,831.22	56.67%	5.566	379	70.65	718
115.000	400	202,685,531.69	43.33%	5.566	358	75.80	715
Total	842	467,812,362.91	100.00%	5.566	370	72.88	717